T. Rowe Price Corporate Income Fund

Supplement to Summary Prospectus dated October 1, 2017

On page 6, the portfolio manager table under “Management” is supplemented as follows:

Effective January 31, 2018, Steve Boothe and Lauren T. Wagandt will join David A. Tiberii as the fund’s co-portfolio managers and Cochairmen of the fund’s Investment Advisory Committee. Mr. Boothe and Ms. Wagandt joined T. Rowe Price in 1999 and 2009, respectively. Effective June 30, 2018, Mr. Tiberii will step down from his responsibilities as co-portfolio manager and Cochairman of the fund’s Investment Advisory Committee. Mr. Boothe and Ms. Wagandt will continue to serve as the fund’s co-portfolio managers and Cochairmen of the fund’s Investment Advisory Committee. Mr. Tiberii plans to retire from T. Rowe Price during the third quarter of 2018.

The date of this supplement is January 11, 2018.

F112-041-S 1/11/2018